================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               Date of Report (Date of earliest event reported):
                                  JULY 19, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                                          88-0408274
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)

    6370 Nancy Ridge Drive, Suite 112                         92121
        San Diego, California                                ---------
----------------------------------------                     Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
                 -----------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         The disclosure required by this item is included in Item 8.01 and is incorporated herein by this reference.

ITEM 8.01  OTHER EVENTS.

         As further described in our press release dated July 23, 2007, our Board of Directors determined on July 19, 2007 to implement further staffing reductions as the next phase of our strategy to initiate xenograft clinical trials in locations outside of the United States. The reductions reduce our number of employees from 13 to 7, which excludes 3 active, non-employee consultants. The reductions include one executive officer, Dr. Mohammad El-Kalay, former Vice President of Research & Development.

         Total severance costs that will be incurred in connection with the reductions are estimated at approximately $85,000.

         A copy of the press release is filed as Exhibit 99.1 and incorporated herein by this reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT NUMBER                  DESCRIPTION
              99.1            Press release dated July 23, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 23, 2007                     MICROISLET, INC.


                                           By: /s/ Kevin A. Hainley
                                               ---------------------------------
                                               Kevin A. Hainley
                                               Interim Chief Financial Officer